MAIN STREET AND MAIN INCORPORATED
                       NONQUALIFIED STOCK OPTION AGREEMENT


     This STOCK OPTION AGREEMENT ("Agreement") is made as of DECEMBER 31, 1998, (the "Grant Date") by and between MAIN STREET AND MAIN INCORPORATED, a Delaware corporation (the "Company"), and TIM ROSE ("Optionee").

     WHEREAS, the Company considers it desirable and in its best interest that Optionee be given an opportunity to acquire a proprietary interest in the Company and an added incentive to advance the interest of the Company by possessing an option to purchase shares of Common Stock.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, it is agreed by and between the parties as follows:

     1. GRANT OF OPTION. Subject in all respects to the terms, conditions and provisions of this Agreement, the Company grants to Optionee, as of the date of this Agreement (the "Grant Date"), the right, privilege, and option (the "Option") to purchase 10,000 SHARES OF COMMON STOCK (the "Optioned Shares").

     2. OPTION PRICE AND VESTING.

          (a) GENERAL. The purchase price (the "Option Price") of the Optioned Shares and the time at which the Optioned Shares vest and Optionee or his permitted assignee(s) each, (an "Optionholder") may thereafter exercise this Option with respect to such Optioned Shares shall be as follows:

                                       PER SHARE
                                       NUMBER OF            OPTION
              VESTING DATE              OPTIONS             PRICE
              ------------              -------             -----

           December 31, 1999             3,333              $3.375
           December 31, 2000             3,333              $3.375
           December 31, 2001             3,334              $3.375

          (b) ACCELERATED VESTING AND FORFEITURE OF UNVESTED OPTIONED SHARES. The Optioned Shares will vest and become exercisable on the foregoing dates only if Optionee's employment with the Company has not terminated prior to such dates. Any Optioned Shares granted pursuant to this Agreement that have not vested prior to the termination of Optionee's employment with the Company will be forfeited immediately upon the termination of employment for any reason, including death or disability. In the event of a "Change of Control" of the Company any unvested Optioned Shares will become fully vested and exercisable immediately upon such Change of Control. Optioned Shares that have vested may be acquired in accordance with the terms of this Agreement at any time, and from time to time, in whole or in part, until the Option expires as provided in
Section 4 hereof.

     3. EXERCISE OF OPTION. All or any portion of the vested Optioned Shares may be purchased by an Optionholder upon written notice to the Company, addressed to the Company at its principal place of business. Such notice shall be signed by the Optionholder and shall state the election to exercise the Option and the number of Optioned Shares with respect to which it is being exercised. Such notice shall be accompanied by payment in full of the Option Price for the number of shares of Common Stock being purchased. Payment may be made in cash or by check or by tendering duly endorsed certificates representing shares of Common Stock then owned by the Optionholder. In the sole discretion of the Company, an Optionholder may be provided with the election to pay for the Option Price by having the Company withhold, from the Common Stock otherwise issuable, a portion of those shares of Common Stock with an aggregate fair market value equal to that portion of the Option Price designated by the Optionholder (not to exceed 100 percent of the Option Price). Upon the exercise of the Option, the Company
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Nonqualified Option Agreement
Page 2

shall deliver, or cause to be delivered, to the Optionholder a certificate or certificates representing the net shares of Common Stock purchased upon such exercise as soon as practicable after payment for those shares has been received by the Company. All shares that are purchased and paid for in full upon exercise of the Option shall be fully paid and non-assessable.

     4. TERMINATION OF OPTION. This Option, to the extent not previously exercised, shall terminate upon the tenth anniversary of the Grant Date, or as otherwise set forth in this Agreement.

     5. TERMINATION OF EMPLOYMENT. If Optionee's employment with the Company is terminated or as a result of the death or disability of Optionee, all Optioned Shares that are vested shall be exercisable by an Optionholder in accordance with Section 3 hereof for a period of 30 days (one year in the case of a termination as the result of the death or disability of Optionee) after the expiration of Optionee's employment or until the stated expiration date of the Option, whichever occurs first. Notwithstanding the foregoing, if Optionee is terminated "for cause", the Option granted hereunder shall become immediately void and no longer exercisable.

     6. NO PRIVILEGE OF COMMON STOCK OWNERSHIP. The Optionholder shall not have any of the rights of a stockholder with respect to the Optioned Shares until such Optionholder has exercised the option and paid the Option Price for the purchased shares of Common Stock.

     7. COMPLIANCE WITH LAWS AND REGULATIONS. The exercise of this Option and the issuance of the Common Stock upon such exercise shall be subject to compliance by the Company and each Optionholder with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange or trading market on which the shares of the Common Stock may be listed or traded at the time of such exercise and issuance. In connection with the exercise of an Option hereunder, an Optionholder shall execute and deliver to the Company such representations in writing as may be requested by the Company in order for it to comply with applicable requirements of federal and state securities laws.

     8. LIABILITY OF THE COMPANY. The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Common Stock pursuant to this Agreement shall relieve the Company of any liability with respect to the nonissuance or sale of the Common Stock as to which such approval shall not have been obtained. The Company, however, shall use its best efforts to obtain all such approvals.

     9. CAPITAL ADJUSTMENTS. The number of Optioned Shares shall be proportionately adjusted for any increase or decrease in the number of outstanding shares of Common Stock of the Company resulting from a subdivision or consolidation of shares or any other capital adjustment or the payment of a stock dividend or any other increase or decrease in the number of such shares effected without the Company's receipt of consideration therefor in money, services or property.

     10. MERGERS, ETC. If the Company is the surviving corporation in any merger or consolidation (not including a Change of Control), the Option granted herein shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the Option would have been entitled prior to the merger or consolidation.
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Nonqualified Option Agreement
Page 3

     11. ASSIGNMENT. The right to acquire Common Stock under this Agreement may not be assigned, encumbered, or otherwise transferred by an Optionholder other than by will or the laws of descent and distribution. Notwithstanding the foregoing, Optionee may transfer all or any portion of the Option or the Optioned Shares to his spouse, child, estate, personal representative, heir, or successor or to a trust for the benefit of Optionee or his spouse, child, or heir. To transfer any portion of the Option, Optionee shall execute and deliver to the Company an Assignment in the form attached as Exhibit A hereto.

     12. SECURITIES RESTRICTIONS.

          (a) LEGEND ON CERTIFICATES. All certificates representing shares of Common Stock issued hereunder shall be endorsed with a legend reading as follows:

            THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ARE 'RESTRICTED SECURITIES' AS DEFINED BY RULE 144 UNDER THAT ACT. THE SHARES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT REGISTERING THE SHARES UNDER THE
            SECURITIES ACT OF 1933, AS AMENDED, OR, IN LIEU THEREOF, AN OPINION OF COUNSEL FOR THIS COMPANY TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THAT ACT.

          (b) PRIVATE OFFERING FOR INVESTMENT ONLY. If the shares to be issued to an Optionholder upon the exercise of any Option have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), the Arizona
Securities Act (the "Arizona Act"), or the securities laws of any other jurisdiction, those shares will be "restricted securities" within the meaning of Rule 144 under the 1933 Act and must be held indefinitely without any transfer, sale, or other disposition unless (i) the shares are subsequently registered under the 1933 Act, the Arizona Act and the securities laws of any other applicable jurisdiction, or (ii) the Optionholder obtains an opinion of counsel which is satisfactory to counsel for the Company that the shares may be sold in reliance on an exemption from registration requirements. By the act of accepting an Option, Optionee or his permitted transferees agree (1) that any shares of Common Stock acquired will be solely for investment and not with any intention to resell or redistribute those shares, and (2) such intention will be confirmed by an appropriate certificate at the time the Common Stock is acquired if requested by the Company. The neglect or failure to execute such a certificate, however, shall not limit or negate the foregoing agreement.

          (c) REGISTRATION STATEMENT. If a registration statement covering the shares of Common Stock issuable hereunder is filed under the 1933 Act and is declared effective by the Securities and Exchange Commission, the provisions of Sections 12(a) and (b) shall terminate during the period of time that such registration statement, as periodically amended, remains effective.

     13. TAX WITHHOLDING.

          (a) GENERAL. The Company's obligation to deliver Common Stock under this Agreement shall be subject to the Optionholder's satisfaction of all applicable federal, state, and local income tax withholding requirements.

          (b) SHARES TO PAY FOR WITHHOLDING.  The Company may, in its discretion
and  in  accordance   with  the  provisions  of  this  Section  13(b)  and  such supplemental rules as it may from time to time adopt, provide the Optionholder with the right to use shares of Common Stock in satisfaction of all or part of the federal, state and local income tax liabilities ("Taxes") incurred by the Optionholder in connection with the receipt of Common Stock. Such right may be provided to the Optionholder in either or both of the following formats:
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Nonqualified Option Agreement
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               (i) STOCK WITHHOLDING.  The Optionholder may be provided with the election to have the Company withhold, from the Common Stock otherwise issuable, a portion of those shares of Common Stock with an aggregate fair market value equal to the percentage of the applicable Taxes (not to exceed 100 percent) designated by the Optionholder.

               (ii) STOCK DELIVERY. The Company may, in its discretion, provide the Optionholder with the election to deliver to the Company, at the time the Option is exercised, one or more shares of Common Stock previously acquired by the Optionholder (other than pursuant to the transaction triggering the Taxes) with an aggregate fair market value equal to the percentage (not to exceed 100 percent) of the Taxes incurred in connection with such Option exercise.

     14. BINDING EFFECT. Subject to the restrictions on transfer set forth in Sections 11 and 12, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

     15. NOTICES. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company in care of the Corporate Secretary at its principal corporate offices. Any notice required to be given or delivered to the Optionholder shall be in writing and addressed to the Optionholder at the address indicated on the signature page hereto. Any permitted assignee hereunder shall notify the other party hereto of the permitted assignee's address for purposes of this notice provision. All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the U.S. mail, postage prepaid return receipt requested, and properly addressed to the party to be notified.

     16. INTEGRATION AND MODIFICATION. This Agreement shall embody the full understanding of the parties with respect to the subject matter hereof, superseding any and all prior agreements, and no amendment or modification thereof shall be effective unless the same shall be in writing and signed by both of said parties.

     17. GOVERNING LAW. This Agreement shall be construed in accordance with, and governed by, the laws of the state of Arizona, without regard to application of conflicts of law principles.

     18.   COUNTERPARTS.   This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed an original, but all of which, taken together, shall constitute one and the same instrument.

     IN WITNESS WHEREOF the parties hereto have executed this Agreement or caused it to be executed on the day and year first above written.

                                MAIN STREET AND MAIN INCORPORATED


                                By /s/ Bart A. Brown, Jr.
                                  -------------------------------------
                                  Bart A. Brown, Jr.

                                  /s/ Tim Rose
                                  ----------------------------------
                                  Tim Rose

                                    EXHIBIT A

                                   ASSIGNMENT

                    (To be executed by the registered holder
                        desiring to transfer the Options)


     FOR VALUE RECEIVED, the undersigned holder of the Options to purchase shares of common stock, par value $.001 per share, of Main Street and Main Incorporated, a Delaware corporation (the "Corporation"), described on Schedule 1 attached hereto (the "Options"), hereby sells, assigns and transfers unto the person or persons below named Options to purchase __________ shares of the Corporation's common stock and does hereby irrevocably constitute and appoint __________________________________________________ attorney to transfer said
Options on the books of the Corporation, with full power of substitution in the premises.

     The undersigned agrees not to sell, assign, transfer, pledge or hypothecate the Options except in compliance with applicable securities laws.



Dated:
                                           -------------------------------------
                                                           Signature

Fill in for new Registration of Options:


-------------------------------------
                Name

-------------------------------------
               Address

-------------------------------------
Please print name and address of assignee
(including zip code number)

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NOTICE

The signature to this Assignment must correspond to the name as written as the registered holder of the Options on the books of the Corporation in every particular, without alteration or enlargement or any change whatsoever.

--------------------------------------------------------------------------------

                                   Schedule 1

                                       to

                                   Assignment

Optionholder:



Grant Date:



Optioned Shares:



Option Price:



Vesting Schedule:



Number of Options Being Transferred:



The options are nonqualified options.